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                                                                     EXHIBIT 4.1

                   [LOGO OF EAGLE AND U.S. FLAG APPEARS HERE]


                            ORGANIZED UNDER THE LAWS
                            OF THE STATE OF DELAWARE


[CERTIFICATE NUMBER                                              PAR VALUE
    APPEARS HERE]                                              $.01 PER SHARE


              Electronics Accessory Specialists International, Inc.
                                  Common Stock
            Authorized Shares 20,000,000 - Par Value $0.01 Per Share



THIS CERTIFIES THAT_____________________________________is the registered holder of___________________________________Shares of the fully paid and non-assessable Capital Stock of ELECTRONICS ACCESSORY SPECIALISTS INTERNATIONAL, INC. transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

                This ___________ day of __________A.D. 19________


                       [SEAL OF THE COMPANY APPEARS HERE]




-----------------------------                       ---------------------------
Secretary                                           President


For value received ___________________________ hereby sell/, assign and transfer unto __________________________________________________ shares of the capital stock represented by the within certificate and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.


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Dated
     ----------------------
In the presence of                          -----------------------------------

---------------------------------

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.